EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2017 Financial Results

SAN RAFAEL, Calif., April 20, 2017 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the first quarter 2017 of $15.0 million and diluted earnings per common share ("EPS") of $0.57. First quarter 2017 results reflect the Company’s prospective adoption of a new accounting standard related to the recognition of tax benefits derived from share based compensation; first quarter 2017 EPS measured $0.02 higher than would have been measured under accounting standards applied in 2016. First quarter 2017 results compare to fourth quarter 2016 net income of $14.5 million and EPS of $0.56, and first quarter 2016 net income of $14.2 million and EPS of $0.56.

"Average loan volumes were stable in the first quarter 2017 compared to the prior quarter, and our annualized fully tax equivalent net interest margin was 3.14 percent for the first quarter 2017. Credit quality improved with non-performing assets declining $3 million during the first quarter to total $9 million at March 31, 2017. Our noninterest expenses were $24.6 million in the first quarter 2017, a reduction of $1.3 million compared to the first quarter 2016,” said Chairman, President and CEO David Payne. “Westamerica generated an annualized 10 percent return on shareholders’ common equity for our shareholders in the first quarter 2017, and paid a quarterly dividend of $0.39 per common share,” concluded Payne.

The annualized net interest margin on a fully taxable equivalent basis was 3.14 percent for the first quarter 2017, compared to 3.15 percent for the fourth quarter 2016, and 3.34 percent for the first quarter 2016. Net interest income on a fully taxable equivalent basis was $36.0 million for the first quarter 2017, compared to $36.0 million for the fourth quarter 2016, and $36.4 million for the first quarter 2016. The Company’s average earning assets, loans and investment securities, were $58 million higher in the first quarter 2017 compared to the fourth quarter 2016 due to higher volumes of investment securities. The annualized funding cost of deposits and other interest-bearing borrowings, as a percentage of average earning assets, was 0.04 percent for the first quarter 2017, compared to 0.04 percent for the fourth quarter 2016 and 0.05 percent for the first quarter 2016. Checking and savings deposits, which earn relatively low interest rates and are less volatile than time deposits during periods of rising market interest rates, represented 95 percent of average total deposits during the first quarter 2017.

The provision for loan losses was zero for the first quarter 2017, fourth quarter 2016 and first quarter 2016.

Loan losses, net of loan loss recoveries, were $1.0 million for the first quarter 2017 compared to $405 thousand for the fourth quarter 2016 and $284 thousand for the first quarter 2016; the increase in net loan losses in the first quarter 2017 was due to higher charge-offs of consumer installment loans. At March 31, 2017, the allowance for loan losses totaled $24.9 million.

Noninterest income for the first quarter 2017 totaled $11.7 million, compared $11.5 million for the fourth quarter 2016 and to $11.7 million for the first quarter 2016.

Noninterest expense for the first quarter 2017 totaled $24.6 million, compared to $24.6 million for the fourth quarter 2016 and $25.9 million for the first quarter 2016. The $1.3 million reduction from the first quarter 2016 to the first quarter 2017 was due to reductions in professional fees, courier costs, postage, correspondent service charges, OREO expense, insurance premiums, limited partnership operating losses, and intangible amortization.

The first quarter 2017 income tax provision reflects the prospective adoption of Accounting Standards Update (“ASU”) 2016-09, “Improvements to Employee Share-Based Payment Accounting.” Upon granting non-qualified stock options (“NQSO”), the Company estimates the fair value of the grant and records such value as compensation expense over the attribution period in its financial statements. At the time the NQSO grant is exercised, the ultimate value of the grant is determined and represents taxable income to the grantee and a tax deduction for the Company. The difference between the estimated fair value expensed for financial statement purposes and the realized amount deducted for tax purposes requires a reconciling adjustment to the Company’s tax accounts. Prior to ASU 2016-09, the Company recognized the balancing entry as an adjustment to shareholders’ equity; upon the January 1, 2017 required adoption of ASU 2016-09, the Company must recognize the balancing entry as an adjustment to the provision for income taxes. The Company’s fully-tax equivalent tax rate was 34.8 percent for the first quarter 2017, compared to 37.0 percent for the fourth quarter 2016 and 36.3 percent for the first quarter 2016. The first quarter 2017 fully-tax equivalent tax rate would have been 37.7 percent under accounting rules applied in 2016.

At March 31, 2017, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.68 percent, and assets totaled $5.4 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2016 filed on Form 10-K and quarterly report for the quarter ended September 30, 2016 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information April 20, 2017
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2017

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'17	Q1'16	Change	Q4'16

Net Interest and Fee Income (FTE)	$36,030	$36,447	-1.1%	$35,959
Provision for Loan Losses	-	-	n/m	-
Noninterest Income	11,657	11,729	-0.6%	11,545
Noninterest Expense	24,615	25,858	-4.8%	24,577
Income Before Taxes (FTE)	23,072	22,318	3.4%	22,927
Income Tax Provision (FTE)	8,023	8,092	-0.8%	8,474
Net Income	$15,049	$14,226	5.8%	$14,453

Average Common Shares Outstanding	26,171	25,445	2.9%	25,773
Diluted Average Common Shares	26,329	25,468	3.4%	25,925

Operating Ratios:
Basic Earnings Per Common Share	$0.58	$0.56	3.6%	$0.56
Diluted Earnings Per Common Share	0.57	0.56	1.8%	0.56
Return On Assets (a)	1.13%	1.11%		1.07%
Return On Common Equity (a)	10.5%	10.9%		10.3%
Net Interest Margin (FTE) (a)	3.14%	3.34%		3.15%
Efficiency Ratio (FTE)	51.6%	53.7%		51.7%

Dividends Paid Per Common Share	$0.39	$0.39	0.0%	$0.39
Common Dividend Payout Ratio	68%	70%		70%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'17	Q1'16	Change	Q4'16

Interest and Fee Income (FTE)	$36,510	$36,999	-1.3%	$36,459
Interest Expense	480	552	-13.0%	500
Net Interest and Fee Income (FTE)	$36,030	$36,447	-1.1%	$35,959

Average Earning Assets	$4,620,001	$4,381,423	5.4%	$4,561,619
Average Interest-
Bearing Liabilities	2,704,472	2,601,408	4.0%	2,681,585

Yield on Earning Assets (FTE) (a)	3.18%	3.39%		3.19%
Cost of Funds (a)	0.04%	0.05%		0.04%
Net Interest Margin (FTE) (a)	3.14%	3.34%		3.15%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.09%		0.07%
Net Interest Spread (FTE) (a)	3.11%	3.30%		3.12%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'17	Q1'16	Change	Q4'16

Total Assets	$5,395,783	$5,174,804	4.3%	$5,370,412
Total Earning Assets	4,620,001	4,381,423	5.4%	4,561,619
Total Loans	1,355,250	1,500,616	-9.7%	1,356,350
Commercial Loans	354,896	370,131	-4.1%	349,022
Commercial RE Loans	558,485	630,542	-11.4%	546,145
Consumer Loans	441,869	499,943	-11.6%	461,183
Total Investment Securities	3,264,751	2,880,807	13.3%	3,205,269
Available For Sale (Market)	1,941,028	1,567,335	23.8%	1,821,998
Held To Maturity	1,323,723	1,313,472	0.8%	1,383,271
Unrealized (Loss) Gain	(1,676)	23,669	n/m	(5,571)

Loans/Deposits	28.9%	33.1%		28.8%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'17	Q1'16	Change	Q4'16

Total Deposits	$4,692,746	$4,537,548	3.4%	$4,702,129
Noninterest Demand	2,056,858	1,993,986	3.2%	2,077,213
Interest Bearing Transaction	880,387	872,464	0.9%	871,947
Savings	1,501,961	1,387,217	8.3%	1,492,748
Time greater than $100K	112,140	123,691	-9.3%	113,781
Time less than $100K	141,400	160,190	-11.7%	146,440
Total Short-Term Borrowings	68,584	57,846	18.6%	56,669
Shareholders' Equity	582,384	527,177	10.5%	558,057

Demand Deposits/
Total Deposits	43.8%	43.9%		44.2%
Transaction & Savings
Deposits / Total Deposits	94.6%	93.7%		94.5%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'17
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,620,001	$36,510	3.18%
Total Loans (FTE)	1,355,250	16,069	4.81%
Commercial Loans (FTE)	354,896	4,136	4.73%
Commercial RE Loans	558,485	8,072	5.86%
Consumer Loans	441,869	3,861	3.53%
Total Investments (FTE)	3,264,751	20,441	2.50%

Interest Expense Paid
Total Earning Assets	4,620,001	480	0.04%
Total Interest-Bearing Liabilities	2,704,472	480	0.07%
Total Interest-Bearing Deposits	2,635,888	469	0.07%
Interest-Bearing Transaction	880,387	57	0.03%
Savings	1,501,961	223	0.06%
Time less than $100K	141,400	83	0.24%
Time greater than $100K	112,140	106	0.38%
Total Short-Term Borrowings	68,584	11	0.06%

Net Interest Income and
Margin (FTE)		$36,030	3.14%

	Q1'16
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,381,423	$36,999	3.39%
Total Loans (FTE)	1,500,616	18,689	5.01%
Commercial Loans (FTE)	370,131	4,541	4.93%
Commercial RE Loans	630,542	9,776	6.24%
Consumer Loans	499,943	4,372	3.51%
Total Investments (FTE)	2,880,807	18,310	2.54%

Interest Expense Paid
Total Earning Assets	4,381,423	552	0.05%
Total Interest-Bearing Liabilities	2,601,408	552	0.09%
Total Interest-Bearing Deposits	2,543,562	543	0.09%
Interest-Bearing Transaction	872,464	70	0.03%
Savings	1,387,217	223	0.06%
Time less than $100K	160,190	113	0.28%
Time greater than $100K	123,691	137	0.44%
Total Short-Term Borrowings	57,846	9	0.07%

Net Interest Income and
Margin (FTE)		$36,447	3.34%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'17	Q1'16	Change	Q4'16

Service Charges on Deposits	$4,923	$5,248	-6.2%	$5,064
Merchant Processing Services	1,875	1,529	22.6%	1,678
Debit Card Fees	1,481	1,516	-2.3%	1,566
Other Service Fees	650	629	3.3%	620
ATM Processing Fees	575	658	-12.6%	551
Trust Fees	702	661	6.3%	682
Financial Services Commissions	195	156	25.0%	157
Other Income	1,256	1,332	-5.7%	1,227
Total Noninterest Income	$11,657	$11,729	-0.6%	$11,545

Total Revenue (FTE)	$47,687	$48,176	-1.0%	$47,504
Noninterest Income/Revenue (FTE)	24.4%	24.3%		24.3%
Service Charges/Avg. Deposits (a)	0.43%	0.47%		0.43%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.39	$7.61	-3.0%	$7.33

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'17	Q1'16	Change	Q4'16

Salaries & Benefits	$13,070	$13,117	-0.4%	$12,439
Occupancy	3,633	3,398	6.9%	3,570
Outsourced Data Processing	2,139	2,130	0.4%	2,131
Amortization of
Identifiable Intangibles	800	905	-11.7%	863
Professional Fees	611	732	-16.4%	797
Furniture & Equipment	1,254	1,213	3.4%	1,290
Other Real Estate Owned	(40)	111	n/m	7
Courier Service	421	545	-22.8%	494
Other Operating	2,727	3,707	-26.4%	2,986
Total Noninterest Expense	$24,615	$25,858	-4.8%	$24,577

Noninterest Expense/
Avg. Earning Assets (a)	2.16%	2.37%		2.14%
Noninterest Expense/Revenues (FTE)	51.6%	53.7%		51.7%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q1'17	Q1'16	Change	Q4'16

Average Total Loans	$1,355,250	$1,500,616	-9.7%	$1,356,350

Allowance for Loan Loss (ALL)
Beginning of Period	$25,954	$29,771	-12.8%	$26,359
Provision for Loan Losses	-	-	n/m	-
Net ALL Losses	(1,035)	(284)	264.0%	(405)
ALL End of Period	$24,919	$29,487	-15.5%	$25,954
ALL Recoveries/Gross ALL Losses	44%	87%		66%

Net ALL Losses/Avg. Total Loans (a)	0.31%	0.08%		0.12%

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/17	3/31/16	Change	12/31/16

Nonperforming Loans (1):
Nonperforming Nonaccrual	$2,382	$15,806	-84.9%	$3,956
Performing Nonaccrual	4,285	1,921	123.1%	4,429
Total Nonaccrual Loans	6,667	17,727	-62.4%	8,385
90+ Days Past Due Accruing Loans	373	260	43.5%	497
Total	7,040	17,987	-60.9%	8,882
Repossessed Loan Collateral (1)	2,136	8,438	-74.7%	3,095
Total Nonperforming Assets (1)	$9,176	$26,425	-65.3%	$11,977

Total Loans Outstanding	$1,351,090	$1,473,196	-8.3%	$1,352,711

Total Assets	$5,395,947	$5,199,868	3.8%	$5,366,083

Loans:
Allowance for Loan Losses	$24,919	$29,487	-15.5%	$25,954
Allowance/Loans	1.84%	2.00%		1.92%
Nonperforming Loans/Total Loans	0.52%	1.22%		0.66%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/17	3/31/16	Change	12/31/16

Shareholders' Equity	$584,888	$538,973	8.5%	$561,367
Total Assets	5,395,947	5,199,868	3.8%	5,366,083

Shareholders' Equity/
Total Assets	10.84%	10.37%		10.46%
Shareholders' Equity/
Total Loans	43.29%	36.59%		41.50%
Tangible Common Equity Ratio	8.68%	8.04%		8.26%
Common Shares Outstanding	26,283	25,438	3.3%	25,907
Common Equity Per Share	$22.25	$21.19	5.0%	$21.67
Market Value Per Common Share	$55.83	$48.71	14.6%	$62.93

Share Repurchase Programs
	(shares in thousands)
			%
	Q1'17	Q1'16	Change	Q4'16

Total Shares Repurchased	-	130	n/m	-
Average Repurchase Price	$-	$41.53	n/m	$-
Net Shares (Issued) Repurchased	(376)	90	n/m	(242)

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/17	3/31/16	Change	12/31/16
Assets:
Cash and Due from Banks	$546,815	$471,164	16.1%	$462,271

Investment Securities:
Available For Sale	1,893,309	1,585,970	19.4%	1,890,758
Held to Maturity	1,298,414	1,358,139	-4.4%	1,346,312

Loans	1,351,090	1,473,196	-8.3%	1,352,711
Allowance For Loan Losses	(24,919)	(29,487)	-15.5%	(25,954)
Total Loans, net	1,326,171	1,443,709	-8.1%	1,326,757

Other Real Estate Owned	2,136	8,438	-74.7%	3,095
Premises and Equipment, net	36,025	38,045	-5.3%	36,566
Identifiable Intangibles, net	6,127	9,526	-35.7%	6,927
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	165,277	163,204	1.3%	171,724

Total Assets	$5,395,947	$5,199,868	3.8%	$5,366,083

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$2,046,390	$1,989,010	2.9%	$2,089,443
Interest-Bearing Transaction	905,588	855,008	5.9%	865,701
Savings	1,494,854	1,393,919	7.2%	1,493,427
Time	251,141	278,813	-9.9%	256,170
Total Deposits	4,697,973	4,516,750	4.0%	4,704,741

Short-Term Borrowed Funds	73,611	52,451	40.3%	59,078
Other Liabilities	39,475	91,694	-56.9%	40,897
Total Liabilities	4,811,059	4,660,895	3.2%	4,804,716

Shareholders' Equity:
Common Equity:
Paid-In Capital	424,203	381,426	11.2%	406,139
Accumulated Other
Comprehensive Income	(9,443)	6,619	n/m	(10,074)
Retained Earnings	170,128	150,928	12.7%	165,302
Total Shareholders' Equity	584,888	538,973	8.5%	561,367

Total Liabilities and
Shareholders' Equity	$5,395,947	$5,199,868	3.8%	$5,366,083

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'17	Q1'16	Change	Q4'16
Interest & Fee Income:
Loans	$15,780	$18,353	-14.0%	$16,235
Investment Securities:
Available for Sale	10,249	7,967	28.6%	9,422
Held to Maturity	7,295	7,327	-0.4%	7,552
Total Interest & Fee Income	33,324	33,647	-1.0%	33,209

Interest Expense:
Transaction Deposits	57	70	-18.4%	58
Savings Deposits	223	223	0.0%	230
Time Deposits	189	250	-24.2%	203
Short-Term Borrowed Funds	11	9	12.2%	9
Total Interest Expense	480	552	-13.0%	500

Net Interest Income	32,844	33,095	-0.8%	32,709

Provision for Loan Losses	-	-	n/m	-

Noninterest Income:
Service Charges	4,923	5,248	-6.2%	5,064
Merchant Processing Services	1,875	1,529	22.6%	1,678
Debit Card Fees	1,481	1,516	-2.3%	1,566
Other Service Fees	650	629	3.3%	620
ATM Processing Fees	575	658	-12.6%	551
Trust Fees	702	661	6.3%	682
Financial Services Commissions	195	156	25.0%	157
Other	1,256	1,332	-5.7%	1,227
Total Noninterest Income	11,657	11,729	-0.6%	11,545

Noninterest Expense:
Salaries and Benefits	13,070	13,117	-0.4%	12,439
Occupancy	3,633	3,398	6.9%	3,570
Outsourced Data Processing	2,139	2,130	0.4%	2,131
Amortization of Identifiable Intangibles	800	905	-11.7%	863
Professional Fees	611	732	-16.4%	797
Furniture & Equipment	1,254	1,213	3.4%	1,290
Other Real Estate Owned	(40)	111	n/m	7
Courier Service	421	545	-22.8%	494
Other	2,727	3,707	-26.4%	2,986
Total Noninterest Expense	24,615	25,858	-4.8%	24,577

Income Before Income Taxes	19,886	18,966	4.9%	19,677
Income Tax Provision	4,837	4,740	2.1%	5,224
Net Income	$15,049	$14,226	5.8%	$14,453

Average Common Shares Outstanding	26,171	25,445	2.9%	25,773
Diluted Common Shares Outstanding	26,329	25,468	3.4%	25,925

Per Common Share Data:
Basic Earnings	$0.58	$0.56	3.6%	$0.56
Diluted Earnings	0.57	0.56	1.8%	0.56
Dividends Paid	0.39	0.39	0.0%	0.39

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.
(a) Annualized
(1) All originated and purchased non performing loans and repossessed loan collateral have been combined as of
Q1 '17. Prior period presentation has been updated, accordingly.

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com